SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2005

51141, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-51186
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

590 Madison Avenue, 21st Floor
New York, New York 10022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 521-4421
(ISSUER TELEPHONE NUMBER)

4400 Route 9 South, #1000
Freehold, New Jersey 07728
(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 23, 2005 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, Caibs International Inc. purchased 100,000 shares of 51141, Inc. issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the shares of outstanding common stock of 51141, Inc.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Pursuant to the terms of a Stock Purchase Agreement, Caibs International Inc. purchased a total of 100,000 shares of the Company’s issued and outstanding common stock from Scott Raleigh, the sole officer, director and shareholder of the Company. The total of 100,000 shares represents all of the Company’s outstanding common stock. As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company’s directors and officers have occurred:

o	Scott Raleigh resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and Secretary effective November 23, 2005.
o	As of November 23, 2005, Lord Dr. Masaaki Ikawa was appointed as the Company’s President, Chief Executive Officer and Chief Financial Officer.
o	Further, --- Lord Dr. Masaaki Ikawa was appointed to the Board of Directors of the Company.
o	Scott Raleigh then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Scott Raleigh resigned as the Company’s sole director effective as of November 23, 2005. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Scott Raleigh resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and Secretary effective November 23, 2005.

Lord Dr. Masaaki Ikawa was appointed as the Company’s President, Chief Executive Officer, Chief Financial officer and a member of the Board of Directors as of November 23, 2005. Lord Dr. Ikawa is presently the Chairman and President of Asia United Nation Development Authority Inc. (“Asia UND”), based in Okinawa, Japan. Asia UND is a group of six companies with business operations in the areas of trading, technology, finance and real estate development in Asia, specifically Japan. In 1927 Lord Dr. Ikawa graduated from Waseda University in Tokyo. In 1957, he graduated from Harvard Business School. He also received a Doctorate in Business Administration from Oxford University in 1962.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits
	2.1	Stock Purchase Agreement dated as of November 23, 2005 between Scott Raleigh and Caibs International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

51141, Inc.

By:	/s/ Lord Dr. Masaaki Okawa
Lord Dr. Masaaki Okawa, Chairman and President
Dated: November 23, 2005